Templeton Global Income
Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGludrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [BACKGROUND GRAPHIC
                                      OF WORLD GLOBE]

[RECYCLE LOGO] TLGIM A 96 10/96
TEMPLETON
GLOBAL
INCOME
FUND, INC.

Annual Report
August 31, 1996



                          [FRANKLIN TEMPLETON LOGO]

TEMPLETON GLOBAL
INCOME FUND


YOUR FUND'S OBJECTIVE:

The Templeton Global Income Fund seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world.

OCTOBER 15, 1996
Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Global Income Fund for the 12 months ended August 31, 1996. Although global bond markets were subject to considerable interest rate and currency volatility throughout the fiscal year, they generally performed well.

In North America, U.S. economic growth slowed during the first half of the reporting period, but rebounded strongly during the latter half. As the U.S. economy gained strength, interest rates rose, and the 10-year Treasury bond's yield climbed from 6.28% on August 31, 1995 to 6.94% on August 31, 1996. Canada's economy followed a similar growth pattern, but did not rise as significantly, and Canadian bond yields were not as dramatically affected.

In Europe, unemployment was higher and economic growth was weaker than in the U.S. Although the growth rate improved toward the end of the period, many investors appeared to believe that inflation was under control and that, therefore, European Central Banks would not raise interest rates. Steady progress toward the European Monetary Union (EMU) was an important influence on European bond markets. Efforts to meet standards for membership in the EMU have led to improved fiscal and monetary policies and lower interest rates in many European countries. During the reporting period, Italy and Spain, in particular, benefited from falling interest rates, which reduced pressure on their currencies and diminished the carrying costs of their large debts. Consequently, their bond markets were among the strongest in Europe.

In the Pacific Rim region, Australia's bond market strengthened due to improved economic fundamentals and moderate inflation. Japanese debt securities rose dramatically in price during the period, as Japanese authorities lowered interest rates in order to stimulate domestic economic activity. These lower interest rates, however, also lessened international demand for the Japanese yen and it declined significantly relative to the U.S. dollar. From the perspective of a U.S. dollar-based investor, the decline in the value of a Japanese bond due to the depreciation of the yen was greater than its price increase. Therefore, the net return of these bonds to dollar-based investors was unattractive relative to returns available in most of the world's other bond markets.

-------------------------------------------------------------------------------
TEMPLETION GLOBAL INCOME FUND
Geographic Distribution of Issuers of
Securities Based on Total Net Assets
8/31/96

[THE TABLE BELOW REPRESENTS A PIE CHART]

Europe                      41.4%
United States               26.6%
Latin America               13.0%
Australia & New Zealand      9.2%
Canada                       7.1%
Asia                         2.7%

Bond prices in emerging market countries were strongly influenced by improving economic conditions in the U.S. The expanding U.S. economy fueled demand for products of emerging market nations, which, we believe, made it easier for emerging market debt obligations to be serviced.

In our view, another important factor affecting global bond markets was the rise in value of the U.S. dollar. Because of increased U.S. economic activity and sluggish European and Japanese economies, interest rates rose higher in the U.S. than in Europe or Japan. As a result, many investors were attracted to U.S. dollar-denominated debt securities, and the U.S. dollar rose for much of the period, which diminished the returns available in foreign-currency bond markets.

Responding to these conditions, we adopted three strategies. First, we positioned the Fund's average maturity in anticipation of higher U.S. interest rates. Because we believed that interest rates would rise in the U.S., we sold longer-maturity U.S. bonds and focused on shorter-maturities to help reduce interest-rate risk. Second, we decreased our exposure to bonds denominated in foreign currencies because we believed that most of these currencies were likely to depreciate versus the U.S. dollar over the course of the period. Third, we shifted Fund assets from Germany and France to Italy, Spain, Sweden and the United Kingdom because we felt that the fiscal policies of these countries would generate higher returns than those available in the German and French markets.

On August 31, 1996, approximately 95.2% of the Fund's portfolio was invested in bonds, 1.0% in equities, and the remaining 3.8% in short-term obligations and other net assets. The portfolio consisted primarily of investment-grade securities as rated by one of the nationally recognized rating services, or of non-rated securities we judged to be equivalent in quality. At the end of the period, about 81.1% of the debt securities in the Fund's portfolio were rated AA or higher, 2.6% were A or BBB, and 16.3% were rated below investment grade. The lower-rated bonds represented obligations of Argentina, Brazil, Colombia, Hungary, India, Mexico, Russia, the Philippines, and Venezuela.

  TEMPLETON GLOBAL INCOME FUND

   Portfolio Breakdown on 8/31/96
   Based on Total Net Assets

   Government Bonds                          89.3%

   Corporate Bonds                            5.9%

   Common Stock                               0.8%

   Preferred Stock                            0.2%

   Short-Term Obligations & Other Net Assets  3.8%


FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 7 OF THIS REPORT.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Looking forward, we are optimistic about global bond markets. In our opinion, worldwide inflation levels may remain stable in the near future, and deflationary trends in Europe and Japan may result in lower interest rates around the world. The combination of these factors could lead to improving bond markets in most developing countries and in European nations currently exhibiting slow economic growth. However, it is important to remember that there are special risks involved with global investing such as risks related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with developing markets and their relatively small size and lesser liquidity.

We thank you for your participation in the Templeton Global Income Fund and welcome any comments or suggestions you may have.

Sincerely,



/s/ Neil S. Devlin
---------------------------------
Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Income Fund, Inc.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Global Income Fund produced a total return of 12.75% for the one-year period ended August 31, 1996. Based on the change in actual net asset value (in contrast to market price), total return was 13.34% for the same period. Both total return figures assume reinvestment of income dividends in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received income dividends totaling 41 cents ($0.41) per share and return of capital totaling 19 cents ($0.19) per share. The Fund's closing price per share on the New York Stock Exchange (NYSE) increased 25 cents, from $6.75 on August 31, 1995 to $7.00 on August 31, 1996, and the Fund's net asset value per share increased 34 cents, from $8.00 to $8.34 during the same period. Of course, past performance is not predictive of future results, and dividends will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio.

-------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME FUND
Periods ended August 31, 1996

                                            Since
                                            Inception
                       One-Year  Five-Year  (3/17/88)
Cumulative Total
Return(1)
  Based on change
  in net asset value   13.34%     52.45%     99.39%
  Based on change
  in market price      12.75%     27.60%     58.00%

Average Annual Total
Return(2)
  Based on change
  in net asset value   13.34%      8.80%      8.50%
  Based on change
  in market price      12.75%      5.00%      5.60%


(1). CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE
OF AN INVESTMENT OVER THE PERIODS INDICATED.

(2). AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS, EITHER AT NET ASSET VALUE OR AT MARKET PRICE ON THE REINVESTMENT DATE, IN ACCORDANCE WITH THE DIVIDEND REINVESTMENT PLAN. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                   YEAR ENDED AUGUST 31
                                                                 --------------------------------------------------------
                                                                 1996         1995       1994*         1993          1992
                                                              ----------    --------    --------    ----------    ----------
Net asset value, beginning of year                            $     8.00    $   7.89    $   8.57    $     8.86    $     8.48
                                                                --------    --------    --------    ----------    ----------
Income from investment operations:
   Net investment income                                             .63         .64         .67           .79           .84
   Net realized and unrealized gain (loss)                           .31         .11        (.75)         (.36)          .38
                                                                --------    --------    --------    ----------    ----------
Total from investment operations                                     .94         .75        (.08)          .43          1.22
                                                                --------    --------    --------    ----------    ----------
Distributions:
   Dividends from net investment income                             (.41)       (.64)       (.06)         (.64)         (.84)
   Distributions from net realized gains                              --          --        (.12)         (.06)           --
   Tax basis return of capital                                      (.19)         --        (.42)         (.02)           --
                                                                --------    --------    --------    ----------    ----------
Total distributions                                                 (.60)       (.64)       (.60)         (.72)         (.84)
                                                                --------    --------    --------    ----------    ----------
Change in net asset value                                            .34         .11        (.68)         (.29)          .38
                                                                --------    --------    --------    ----------    ----------
Net asset value, end of year                                  $     8.34    $   8.00    $   7.89    $     8.57    $     8.86
                                                                ========    ========    ========    ==========    ==========
TOTAL RETURN
Based on market value per share                                   12.75%       8.80%     (7.64)%       (7.07)%        21.30%
Based on net asset value per share                                13.34%      11.30%      (.15)%         5.34%        14.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                               $1,004,606    $964,013    $949,850    $1,032,770    $1,055,456
Ratio of expenses to average net assets                             .72%        .78%        .79%          .79%          .81%
Ratio of net investment income to average net assets               7.67%       8.19%       8.17%         9.40%         9.68%
Portfolio turnover rate                                          112.59%     104.37%     138.34%       264.61%       189.94%

* BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Investment Portfolio, August 31, 1996

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------
BONDS--CORPORATE: 5.9%
-----------------------------------------------------------------------------------------------------------------------
    10,000,000         Can. British Petroleum Co. PLC, 10.875%, 8/01/01                                  $    8,388,936
     5,750,000         U.S. Companhia Suzano Papel, 10.25%, 10/06/01                                          5,649,375
     5,024,662         U.S. Electricidad de Caracas, FRN, 9/30/03                                             3,793,620
     4,750,000         U.S. Empresa Colombiana de Petroleos, 7.25%, 7/08/98                                   4,738,125
     7,700,000         U.S. Essar Gujarat Ltd., 8.537%, 7/15/99, 144A                                         7,449,750
     2,000,000         U.S. Hidroelectrica Alicura SA, 8.375%, 3/15/99, 144A                                  1,925,000
     4,750,000         U.S. Klabin Fabricadora de Papel Celulose SA, 11.00%, 4/15/98, 144A                    4,868,750
     5,000,000         U.S. Pohang Iron & Steel, 6.625%, 7/01/03                                              4,739,250
     8,000,000         U.S. Telecom Argentina Stet-France SA, 8.375%, 10/18/00, 144A                          7,660,000
     3,000,000         U.S. Telecom Brasileiras, 10.375%, 9/09/97                                             3,066,882
     7,500,000         U.S. Telefonica de Argentina SA, 8.375%, 10/01/00, 144A                                7,153,125
                                                                                                          -------------
TOTAL BONDS--CORPORATE (cost $61,394,270)                                                                    59,432,813
-----------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 89.3%
-----------------------------------------------------------------------------------------------------------------------
     9,000,000         Ger. Bank Foreign Economic Affairs Russia, 7.50%, 9/27/96                              6,081,697
     3,000,000         U.S. Bocon Previsionales II, FRN, 4/01/01                                              2,994,536
                            Buoni Poliennali del Tes:
44,930,000,000         Itl.   9.50%, 12/01/97                                                                30,003,376
19,775,000,000         Itl.   8.50%, 8/01/99                                                                 13,075,824
29,225,000,000         Itl.   10.50%, 11/01/00                                                               20,483,702
    39,120,000         Dem. Federal Republic of Germany, 8.00%, 7/22/02                                      29,461,932
    83,440,000         Aud. Government of Australia, 7.00%, 4/15/00                                          65,256,187
     1,055,600         U.S. Government of Brazil, 6.375%, FRN, 1/01/01                                        1,013,376
                            Government of Denmark:
    49,000,000         Den.   9.00%, 11/15/98                                                                 9,293,635
   100,150,000         Den.   8.00%, 5/15/03                                                                 18,641,314
                            Government of Italy:
13,990,000,000         Itl.   12.00%, 1/01/97                                                                 9,300,131
20,750,000,000         Itl.   12.00%, 1/20/98                                                                14,341,781
12,860,000,000         Itl.   FRN, 8/01/99                                                                    8,607,653
13,355,000,000         Itl.   10.50%, 7/15/00                                                                 9,348,986
                            Government of Spain:
 6,482,830,000          Sp.   12.25%, 3/25/00                                                                58,600,536
 1,872,700,000          Sp.   11.30%, 1/15/02                                                                16,842,705
                            Kingdom of Denmark:
   114,750,000         Den.   9.00%, 11/15/00                                                                22,321,975
    94,078,000         Den.   8.00%, 11/15/01                                                                17,683,835
    10,000,000         U.S. Korea Development Bank, 7.90%, 2/01/02                                           10,263,000
     2,500,000         U.S. Nacional Financiera SNC, 10.625%, 11/22/01                                        2,562,500
    10,000,000         U.S. National Bank of Hungary, 7.95%, 11/01/03                                        10,112,500

TEMPLETON GLOBAL INCOME FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
-----------------------------------------------------------------------------------------------------------------------
                            NHA Manulife:
     2,727,959         Can.   #96405089, 9.125%, 6/01/02                                                 $    2,097,379
     1,613,243         Can.   #96405378, 9.25%, 8/01/02                                                       1,245,039
     2,855,362         Can.   #96405386, 9.25%, 8/01/02                                                       2,173,151
     5,000,000         U.S. Philippines Development Bank, 8.00%, 7/22/98                                      5,087,500
    77,000,000         Can. Providence of Ontario, 7.75%, 12/08/03                                           58,013,157
     8,000,000         Can. Province of British Columbia, 10.60%, 9/05/20                                     7,434,724
                            Republic of Argentina:
     7,030,000         U.S.   10.95%, 11/01/99                                                                7,284,837
    30,485,000         U.S.   8.375%, 12/20/03                                                               25,988,462
    23,575,000         U.S.   5.25%, 3/31/23                                                                 12,642,094
    28,985,000         Aus. Republic of Australia, 12.00%, 11/15/01                                          27,160,340
     6,710,000         Irl. Republic of Ireland, 6.25%, 10/18/04                                             10,049,396
   110,700,000         Swe. Sweden Kingdom, 13.00%, 6/15/01                                                  20,351,659
                            United Kingdom:
    11,755,000         U.K.   12.00%, 11/20/98                                                               20,406,393
    11,805,000         U.K.   10.25%, 11/22/99                                                               20,134,244
    23,560,000         U.K.   9.50%, 10/25/04                                                                40,589,235
    39,540,000         U.S. U.S. Treasury Bonds, 6.375%, 8/15/02                                             38,755,526
                            U.S. Treasury Notes:
        10,000         U.S.   5.125%, 4/30/98                                                                     9,823
   105,920,000         U.S.   6.125%, 7/31/00                                                               103,966,835
    79,135,000         U.S.   6.25%, 8/31/00                                                                 77,947,975
    27,731,000         U.S. United Mexican States, 9.75%, 2/6/01                                             27,973,646
    14,500,000         U.S. Venezuela Front Load Interest Reduction Bond, 6.375%, 3/31/07                    11,174,063
                                                                                                          -------------
TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $896,554,743)                                           896,776,659
-----------------------------------------------------------------------------------------------------------------------

   NUMBER OF
   SHARES**
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 0.8% (cost $8,173,582)
-----------------------------------------------------------------------------------------------------------------------
       355,000         U.S. American Health Properties Inc.                                                   7,765,625
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 0.2%
-----------------------------------------------------------------------------------------------------------------------
        35,500         U.S. American Health Properties Psychiatric Group, pfd.                                  488,125
        91,500          Sp. Santander Finance Ltd., B, pfd.                                                   2,150,250
                                                                                                          -------------
TOTAL PREFERRED STOCK (cost $2,802,963)                                                                       2,638,375
-----------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL INCOME FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

   NUMBER OF
   SHARES**                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.7%
-----------------------------------------------------------------------------------------------------------------------
     2,700,000         U.S. Federal Home Loan Mortgage Corp., 5.25%, 9/25/96                             $    2,689,762
     7,045,000         U.S. Federal National Mortgage Assn., 5.22% to 5.25% with maturities to 9/26/96        7,028,168
     7,313,000         U.S. U.S. Treasury Bills, 5.03% to 5.12% with maturities to 12/12/96                   7,290,410
                                                                                                          -------------
TOTAL SHORT TERM OBLIGATIONS (cost $17,004,035)                                                              17,008,340
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 97.9% (cost $985,929,593)                                                                983,621,812
UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.1%                                                             113,628
OTHER ASSETS, LESS LIABILITIES: 2.0%                                                                         20,870,589
                                                                                                          -------------
TOTAL NET ASSETS: 100.0%                                                                                 $1,004,606,029
                                                                                                         ==============

 * CURRENCY OF COUNTRIES INDICATED.
** COUNTRY OF ORIGIN.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $985,929,593)      $  983,621,812
   Cash                                           14,449
   Interest and dividends receivable          22,440,905
   Unrealized gains on forward exchange
      contracts (Note 6)                         325,800
                                          --------------
         Total assets                      1,006,402,966
                                          --------------
Liabilities:
   Payable for dividends                         863,099
   Unrealized loss on forward exchange
      contracts (Note 6)                         212,172
   Accrued expenses                              721,666
                                          --------------
         Total liabilities                     1,796,937
                                          --------------
Net assets, at value                      $1,004,606,029
                                          ==============
Net assets consist of:
   Net unrealized depreciation            $   (2,064,070)
   Accumulated net realized loss             (22,285,223)
   Net capital paid in on shares of
      capital stock                        1,028,955,322
                                          --------------
Net assets, at value                      $1,004,606,029
                                          ==============
Shares outstanding                           120,453,400
                                          ==============
Net asset value per share
   ($1,004,606,029 / 120,453,400)         $         8.34
                                          ==============

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Investment income:
   (net of $1,637,044 foreign
   taxes withheld)
   Dividends                    $   641,842
   Interest                      82,550,150
                                -----------
      Total income                            $ 83,191,992
Expenses:
   Management fees (Note 3)       5,060,121
   Administrative fees (Note
      3)                          1,267,027
   Transfer agent fees (Note
      3)                            139,000
   Custodian fees                    91,925
   Reports to shareholders          370,000
   Audit fees                        42,000
   Registration and filing
      fees                          103,000
   Directors' fees and
      expenses                       44,000
   Other                                453
                                -----------
      Total expenses                             7,117,526
                                              ------------
         Net investment income                  76,074,466
Realized and unrealized gain (loss):
   Net realized loss on:
      Investments                (8,131,581)
      Foreign currency
         transactions            (6,289,778)
                                -----------
                                (14,421,359)
                                -----------
   Net unrealized appreciation on:
      Investments                50,912,933
      Foreign currency
         translation of other
         assets and
         liabilities                299,274
                                -----------
                                 51,212,207
                                -----------
         Net realized and
            unrealized gain                     36,790,848
                                              ------------
Net increase in net assets
   resulting from operations                  $112,865,314
                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1996 and 1995

                                                                                            1996              1995
                                                                                       -------------      ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                            $   76,074,466     $ 77,160,130
      Net realized loss on investment and foreign currency transactions                   (14,421,359)     (34,583,736)
      Net unrealized appreciation                                                          51,212,207       48,074,128
                                                                                         ------------     ------------
         Net increase in net assets resulting from operations                             112,865,314       90,650,522
   Distributions to shareholders:
      From net investment income                                                          (48,868,417)     (76,487,909)
      Tax basis return of capital                                                         (23,403,623)              --
                                                                                         ------------     ------------
         Net increase in net assets                                                        40,593,274       14,162,613
Net assets:
   Beginning of year                                                                      964,012,755      949,850,142
                                                                                         ------------
   End of year                                                                         $1,004,606,029     $964,012,755
                                                                                         ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities, including options, listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

E. FUTURES CONTRACTS:

The Fund may enter into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures on a weekly basis as appreciation or depreciation in the contracts occurs.

F. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of August 31, 1996, there were 200,000,000 shares of capital stock authorized ($0.01 par value). During the years ended August 31, 1996 and 1995, there were no share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Templeton Global Investors, Inc. (TGII), the Fund's investment manager, and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund up to $200 million and 0.50% of the average daily net assets in excess of $200 million. The Fund pays TGII monthly a fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, and 0.10% of average net assets in excess of $700 million.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 aggregated $1,063,391,162 and $1,057,622,184, respectively. The cost of securities for federal income tax purposes is $985,952,562. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                           $ 16,217,211
            Unrealized depreciation                                                            (18,547,961)
                                                                                              --------------
            Net unrealized depreciation                                                       $ (2,330,750)
                                                                                              ==============

5. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis losses of $15,300,000 which may be carried over to offset future capital gains. Such losses expire in 2004.

6. FINANCIAL INSTRUMENTS

During the year ended August 31, 1996, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1996, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

         Contracts to sell:

                  Net unrealized gain from offsetting forward exchange contracts                    $ 325,800
                  Net unrealized losses from offsetting forward exchange contracts                   (212,172)
                                                                                                    ---------
                  Net unrealized gain in forward exchange contracts                                 $ 113,628
                                                                                                    =========

TEMPLETON GLOBAL INCOME FUND INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Income Fund, Inc. as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Income Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                                    /s/ McGladrey & Pullen, LLP

                                                    [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

TEMPLETON GLOBAL INCOME FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --To participate in the Plan, contact Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230, for a Plan brochure and enrollment information. --As a participant, all dividends and capital gains distributions will be reinvested in shares of the Fund. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date (payable date), participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $2.50 and less brokerage commissions. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Global Income Fund shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TemplGlob." The Fund's New York Stock Exchange trading symbol is GIM. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value or copies of reports, call 1-800-292-9293.

For information about dividends and shareholder accounts, call 1-800-526-0801.

                                     NOTES

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1